UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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BLOCKBUSTER INC.

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The following are materials Blockbuster Inc. provided to RiskMetrics Group on June 10, 2010.

Strictly Private and Confidential Blockbuster Inc. Management Presentation June 2010

Strictly Private and Confidential
Disclosure Regarding Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may also be included from time to time in our other public filings, press releases, our website and oral and written presentations by management.  Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,”
“predicts,” “targets,” “seeks,” “could,” “intends,” “foresees” or the negative of such terms or other variations on such terms or comparable terminology.  Similarly, statements that describe our strategies, initiatives, objectives, plans or goals are forward-looking.
These forward-looking statements are based on management’s current intent, belief, expectations, estimates and projections. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict.  Therefore, actual results may vary materially from what is expressed in or indicated by the forward-looking statements. The risk factors set forth under “Item 1A. Risk Factors” in our Annual
Reports on Form 10-K and other matters discussed from time to time in our filings with the Securities and Exchange
Commission, including the “Disclosure Regarding Forward-Looking Information” and “Risk Factors” sections of our
Quarterly Reports on Form 10-Q, among others, could affect future results, causing these results to differ materially from those expressed in our forward-looking statements.
In the event that the risks disclosed in our public filings and those discussed above cause results to differ materially from those expressed in our forward-looking statements, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments.
Accordingly, our investors are cautioned not to place undue reliance on these forward-looking statements because, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate.
Further, the forward-looking statements included in this presentation and those included from time to time in our other public filings, press releases, our website and oral and written presentations by management are only made as of the respective dates thereof.  We undertake no obligation to update publicly any forward-looking statement in this presentation or in other documents, our website or oral statements for any reason, even if new information becomes available or other events occur in the future.

Strictly Private and Confidential
Blockbuster’s integrated approach will address evolving customer needs
Consumers demand the entertainment experience deliver on several functional needs, and
Blockbuster’s integrated approach will address these and other evolving needs
“New
Blockbuster”
Convenience
1
“I can get what I want, when I
want – on my own schedule”
2
Choice/Variety
“I get the RIGHT movie plus I
have choices in how I get it”
3 Service/No Hassle
“I want an experience which does
not detract from leisure time”
4 Cost/Value
“I get value from renting when it
meets all my needs”

3 Strictly Private and Confidential Blockbuster Value = Price + Convenience/Choice/Service Premium Price, Superior Service & Experience 1995 2010 Low Price, Basic Service 2005 2010 2011+

4 Strictly Private and Confidential 8% (5%) 16% 12% ’09 - ’14 CAGR 25% (10%) NA 20% ’05 - ’09 CAGR Source: Adams Media Research Industry Transformation

Strictly Private and Confidential
20-30%
Shift to Blockbuster
Unaware
60-70%
Awareness
Other
Customer Awareness
of Window
Behavior Attributable
to Window
Q1.: Are you aware that some new DVD and Blu-ray releases from certain studios will not be available to rent from [Redbox] or [Netflix] for several weeks after they are first released?
Q1a.: How is this likely to impact how you watch new releases?
Source:  Hansa GCR research for Blockbuster  (sample of 428 people)
Window Awareness
Could
equate to 8-
15 million
new
customers
for
Blockbuster

Strictly Private and Confidential
Source: NPD VideoWatch report, company analysis
Windows could be the stabilization catalyst for Blockbuster
Blockbuster
Netflix
Hollywood/
Mov. Gall.
Redbox
Over the last 6 months, rental transaction share has been relatively stable, and with recent windows, Blockbuster is regaining customer traction
Rental Transaction Share
Rental Transaction Share on Key
Recent  Releases
60%
share
65%
share
40%
share
(no ads or
POP
support)

Strictly Private and Confidential
Potential Impact of Rental Window
Relatively small shifts in the overall rental marketplace can have tremendously large benefits to Blockbuster’s financial outlook
(in $ billions)
Note:
Assumes ~25% of total 600 million vending industry rents could shift, of which Blockbuster captures 50% (12% of total rents) and ~5% of total 1 billion subscription rents could shift, of which Blockbuster captures 50% (3% of total rents); Blended overall shift of rents is 6% to Blockbuster
Blockbuster could increase its revenues by 30% if only 6%
of vending and subscription rents shift

Strictly Private and Confidential
Blockbuster Transformation… New Value Proposition
From
Convenient store
locations
To
Multi-channel access to any movie, anytime, anywhere
Hot new release focus with 28 day “exclusive” product across channels
Unique product through Premieres offering
Product diversification (games, CE, services)
Perceived high prices
and late fees for
commoditized product
Premium provider for:
–
Unique product (28 day window and Premieres)
–
Convenient experience: one-customer platform and superior service
Managed
dissatisfaction
Increase customer satisfaction through 100% product availability
Get It Now- any movie, anytime, anywhere

Strictly Private and Confidential
Stores By-Mail
Automated
Retail
Digital
Progress Despite Capital Constraints
Windows
Simplified pricing
Charts and edited
choice in movies and
games
“Winning 100” store
pilots
Direct Access launch
Consignment
merchandise
Partnership
opportunities
Windows
Slot
optimization
Website
improvement
Direct Access
Games by mail
launch
Over 4K
locations
deployed to
date
Successful
partnership on
catalog product
Integrated in more
than 70 different
consumer
electronic devices
Mobile launch

Strictly Private and Confidential
Preserve core rental business
– In-stock on new releases
– Direct access (by-mail
access to 125K titles)
– Exclusive content
– Launch new accretive
pricing program
Diversify product offering
– Movies
– Games
– CE
– Other
Build multi-channel access
awareness and cross
merchandising product offers
Stores will continue as cornerstone business with significant EBITDA and free cash flow contribution
2
4
1
3
Grow games rental business
Strategic Direction
Store Priorities and Opportunities

Strictly Private and Confidential
Product Diversification
1
Exclusives and Customer Experience
Merchandising and layout changes
Service
Edited choice
Games
2
Invest in games inventory
–
2008 efforts: increased inventory by $50M,
drove $110M top line increase
GameStop has experienced average same
store sales growth of approx. 10% per year
for the last 4 years
Capitalize on increasing trend of mainstream
gaming currently underserved by major
players in the industry

Strictly Private and Confidential
Titles Drive Rental Comps
The quality and quantity of titles drives period-by-period rental comparables
-20.0%
-10.0%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
-40.0%
-20.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
NRR comp Unit comp
2007 2008 2009 2010

Strictly Private and Confidential
Real Estate Summary and Store Rationalization
Store Portfolio Indicators for LTM period ending January 3, 2010
We continue to focus on portfolio optimization opportunities by closing unprofitable stores and refocusing efforts to improve 4-wall profitability
Note: Store financial figures reflect inclusion of allocated chain-wide adjustments; includes allocation of field management costs; based on 3,070 go forward stores as of Mar 2010
Core Profitable non-core
Unprofitable
Percentage of Store EBITDA
# of Stores 1,151 1,456 463
Avg. Store Revenue:         $719K       $859K
Avg. Store Gross Profit:   $414K       $500K
Avg. Store EBITDA:            $64K       $136K
Total
Average
Average
Core
Average LED 3.1 yrs 2.4yrs 2.4yrs
EBITDA ($M)
$156.1 $52.8 ($13.7)

Strictly Private and Confidential
The Winning Store Formula
• 4-6% TNR comp improvement
• 3-4% Gross profit improvement
• 2% increase in total visits
Results
(vs Control)
Store refresh (paint, TVs)
Improved signage
Additional weekend labor
Improved merchandising
“Winning Stores” will be constructed using the best performing elements from the current Lab stores and will work to define the future Blockbuster in-store experience
Primary Elements

Strictly Private and Confidential
By-Mail Opportunities
Competitive differentiation… provide immediate gratification with in-store exchange
2
5
1
4
Grow Direct Access (a la carte)
business
Enhance overall online experience
Grow subscriber base
– New strategic partnerships (cable)
– Improved customer acquisition
Leverage multi-channel convenience
Focus on product improvement
– Targeted offerings (Kids, Hispanic)
– New games offering
3
Strategic Direction

Strictly Private and Confidential
Automated Retail Opportunities
Integrate the vending business into our
multi-channel offering - kiosk network
complements our stores
Leverage distribution / studio
relationships
Develop hub and spoke logistics model
for inventory management and
distribution efficiency
Enable digital distribution
Rationalize big box and small box
portfolio for optimal trade area coverage
Mission: Provide value and convenience by extending our physical footprint and preparing for widespread digital adoption
2
4
1
3
Strategic Direction
5

Strictly Private and Confidential
Successful Retailer Relationships
Key Statistics
Currently deployed at over 110 host partners
Serving grocery, mass, drug, c-store, higher education, restaurant, discount, fitness and office channels
Fastest to 4,000 kiosks deployed in industry
Over 30,000 sites combined with all host partners
Recent wins include Speedway/SuperAmerica, 7-11, RaceTrac, Wawa

Strictly Private and Confidential
Future Stores with Automated Retail
Automated Retail Leverages Supply Chain
Distribution Model Maximizes Product Lifecycle
>  Rental product is stocked balanced from the store
to the automated retail location to increase
productivity, turns and velocity
>  Non-productive product is removed from automated
retail location and sold at originating store
Holistic Access for Customers Drives Loyalty
>  Automated retail and stores inventory linked to
provide visibility into closest location with in-stock
product
>  Loyalty program links the shopping experience to
drive repeat visits and touch points for customers
Operational Efficiencies Minimize Costs
>  Local store employees rotate stock, maintain
automated retail and service customer needs
>  Stores can maintain supplies to automated retail-
ready rentals without additional shipping or time
delays
Stores provide product distribution and local operations to automated retail based on a hub-
and-spoke modeling leveraging resources to minimize costs

Strictly Private and Confidential
Digital Opportunities – Blockbuster OnDemand
Mission: Be the source for first-run digital entertainment at home and on the go
Expand into the digital home
through CE and cable
partnerships
Selectively enter the mobile
space
Roll-out “Get It” user experience
to unlock physical capabilities
Develop compelling a-la-carte
and subscription offers
Reinforce our brand and
consumer franchise through
"cinematic" propositions
1
2
3
4
5
Strategic Direction

20 Strictly Private and Confidential Digital product development is strong Launched Products Product Pipeline

Strictly Private and Confidential
Blockbuster OnDemand – Multi-Screen Availability
Blockbuster can leverage brand across channels
to deliver content anyway, anywhere
–
Utilize customer database
–
Realize supply chain efficiencies
–
Deliver superior customer experience
Blockbuster’s multi-channel integration will enable the company to deliver one customer view through multiple channels and universal “Get It” functionality

Strictly Private and Confidential
Blockbuster’s Mission
Blockbuster’s mission is to become the preferred choice for convenient access to media entertainment, anytime, anywhere. Stores play an important role in this mission.

23 Strictly Private and Confidential Stores By-Mail Kiosks Online Living Room Mobile

Points Addressing Greg Meyer RiskMetrics Proposal

1)	Destruction of shareholder value

•

The destruction of value cannot be attributed to Mr. Fernandes during his tenure on the Board. Blockbuster has had a very strong Board during this time horizon, including well-known shareholder activist Carl Icahn, and a significant amount of the value loss can be attributed to the Company’s debt obligations, much of which was placed on Blockbuster in connection with its spin-off from Viacom Inc. In addition the rumors of bankruptcy begun in March 2009 and continuing today have dramatically depressed the Company’s stock price and the stock has never recovered.

•

The Hemscott Index, Blockbuster’s barometer for share performance, does not include Movie Gallery, which recently announced plans to liquidate. Including the performance of their shares in this index would likely reflect a similar trend to Blockbuster’s. The secular shifts in the home entertainment business are severe and rapidly evolving, and Blockbuster has been equally impacted by these changes.

2)	2009 earnings guidance

•

Although the Company twice lowered earnings projections for 2009, the Company has publicly explained the factors that contributed to shortfalls (advertising and inventory investment on the 28-day window that competition was able to circumvent).

•	The current management team does not have a history of underperforming guidance. In 2008, earnings were at the top end of the guidance range.

3)	Execution of strategy

•

Meyer’s measure of Blockbuster’s business, subscribers, is a mistaken metric. When the Company had its peak number of subscribers, we lost over $150 million in EBITDA from those operations. Despite the current reduced subscriber count, we project to make over $50 million. This swing in profitability reflects efforts over the last 2.5 years to improve the operations of the business and creation of a solid financial base. We have active plans to grow the subscriber base meaningfully in the near term, including a number of unannounced partnerships.

•	If Meyer wants to grow subscribers at all costs, then he is the wrong candidate to represent the shareholders.

•

We have partnered with NCR to enter the automated retail (aka vending) business. NCR brings a strong balance sheet to invest in a capital-intensive start-up business, and has had very positive traction with retailers nationally.

•	Blockbuster has actively won accounts from its primary competition, Redbox, and expects to continue to win more accounts in the future.

•	Blockbuster Express is the fastest-growing kiosk business ever, reaching over 4000 kiosks in under 18 months.

•

Meyer’s own company never exceeded 1000 units. In fact, we have heard rumors that Coinstar is looking to jettison Meyer’s former business, which does not seem to be a ringing endorsement of his abilities and strategies.

•	Our strategy is not a bricks-and-mortar strategy, as Meyer calls it, but rather a multi-channel strategy that seeks to address consumer needs across various use occasions and availability.

4)	Home entertainment experience

•	As a director at the largest home entertainment company in the world over the last 5 years, Mr. Fernandes has significant home entertainment experience.

•	If Meyer was such an expert in the home entertainment industry, why is he no longer employed by Coinstar? Why have no other companies used his consulting services?

5)	Age of Board Members

•	According to their proxy filings, these are the breakdowns of comparable company boards, including companies that are well-regarding for being forward thinking (Apple, Google)

•	Apple – 7 directors (0 under 50, avg age of 62)

•	Google – 9 directors (3 under 50, avg age of 52)

•	Netflix – 7 directors (3 under 50, avg age of 51)

•	Coinstar – 7 directors (2 under 50, avg age of 54)

•	Gamestop – 11 directors (0 under 50, avg age of 64)

•	Wal-mart – 16 directors (2 under 50, avg age of 59)

•	Blockbuster – 7 directors (0 under 50, avg age of 62

# # #

Company Statement

Stockholders are urged to read Blockbuster’s definitive proxy statement because it contains important information regarding Blockbuster’s annual meeting of stockholders to be held on June 24, 2010. Stockholders and other interested parties may obtain, free of charge, copies of the proxy statement, and any other documents filed by Blockbuster with the SEC, at the SEC’s Internet website at http://www.sec.gov/. The proxy statement and these other documents may also be obtained free of charge by contacting Morrow & Co., Inc., the firm assisting Blockbuster in the solicitation of proxies, toll-free at 1-800-607-0088.

Blockbuster and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Blockbuster’s stockholders in respect of the 2010 annual meeting of stockholders. Information regarding the interests of such persons, including such persons’ beneficial ownership of Blockbuster common stock is set forth in Blockbuster’s definitive proxy statement, filed with the SEC on May 21, 2010, with respect to the 2010 annual meeting of stockholders.